                                                                    Exhibit 1(q)

                   SEVENTH AMENDMENT DATED SEPTEMBER 20, 2005

                             TO JANUS ADVISER SERIES
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

         Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument is amended to reflect the redesignation of Class I shares as Class S Shares, and the establishment of a new class of shares designated as Class I Shares (except for Janus Adviser Money Market Fund).


                                   SCHEDULE A


Series of the Trust                                            Available Classes
-------------------                                            -----------------

Janus Adviser Balanced Fund                                    Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Janus Adviser Forty Fund                                       Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares


Janus Adviser Contrarian Fund                                  Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares


Janus Adviser Core Equity Fund                                 Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Series of the Trust                                            Available Classes
-------------------                                            -----------------

Janus Adviser Flexible Bond Fund                               Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Janus Adviser Foreign Stock Fund                               Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Janus Adviser Large Cap Growth Fund                            Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Janus Adviser Growth and Income Fund                           Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Janus Adviser High-Yield Fund                                  Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Janus Adviser International Growth Fund                        Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Janus Adviser Mid Cap Growth Fund                              Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Janus Adviser Mid Cap Value Fund                               Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Series of the Trust                                            Available Classes
-------------------                                            -----------------

Janus Adviser Money Market Fund                                Class A Shares
                                                               Class C Shares
                                                               Class S Shares

Janus Adviser Orion Fund                                       Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Janus Adviser Risk-Managed Core Fund                           Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Janus Adviser Risk-Managed Growth Fund                         Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Janus Adviser Risk-Managed Value Fund                          Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Janus Adviser Small Company Value Fund                         Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Janus Adviser Small-Mid Growth Fund                            Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

Janus Adviser Worldwide Fund                                   Class A Shares
                                                               Class C Shares
                                                               Class I Shares
                                                               Class R Shares
                                                               Class S Shares

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